UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 11, 2006
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8923 (Commission File Number)	34-1096634 (IRS Employer Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio (Address of principal executive offices)	43604 (Zip Code)
Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 11, 2006, Health Care REIT, Inc., a Delaware corporation (“Health Care REIT”), and Windrose Medical Properties Trust, a Maryland real estate investment trust (“Windrose”), announced that the Board of Directors and Board of Trustees of the respective companies have declared prorated dividends on Health Care REIT’s common stock and Windrose’s common shares and Series A cumulative convertible preferred shares, as applicable. The press release is posted on Health Care REIT’s Web site (www.hcreit.com) under the heading Press Releases. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Additional Information and Where to Find It
In connection with the proposed merger, a definitive proxy statement/prospectus was filed with the Securities and Exchange Commission (“SEC”) on November 9, 2006. The definitive proxy statement/prospectus was mailed to shareholders of Windrose on or about November 13, 2006. Investors are urged to carefully read the definitive proxy statement/prospectus and any other relevant documents filed with the SEC because they contain important information. Investors can obtain the definitive proxy statement/prospectus and all relevant documents filed by Health Care REIT or Windrose with the SEC free of charge at the SEC’s Web site www.sec.gov or, with respect to documents filed by Health Care REIT, from Health Care REIT Investor Relations at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio, 43603-1475, 419-247-2800 and, with respect to documents filed by Windrose, from Windrose Investor Relations at 3502 Woodview Trace, Suite 210, Indianapolis, Indiana, 46268, 317-860-8875.
Participants in the Solicitation
The respective directors, trustees, executive officers and other members of management and employees of Health Care REIT and Windrose may be deemed to be participants in the solicitation of proxies from the shareholders of Windrose in favor of the transactions. Information about Health Care REIT and its directors and executive officers, and their ownership of Health Care REIT securities, is set forth in the proxy statement for Health Care REIT’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Information about Windrose and its trustees and executive officers, and their ownership of Windrose securities, is set forth in the proxy statement for the 2006 Annual Meeting of Shareholders of Windrose, which was filed with the SEC on April 10, 2006. Additional information regarding the interests of those persons may be obtained by reading the definitive proxy statement/prospectus mailed to shareholders of Windrose on or about November 13, 2006.
Cautionary Language Concerning Forward-Looking Statements
This Current Report may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern and are based upon, among other things, our expectations about payment of dividends by Health Care REIT and Windrose and completion of the merger. When Health Care REIT and Windrose use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, they are making forward-looking statements. Forward-looking statements reflect our current plans and expectations and are based on information currently available. They are not guarantees of future performance and involve risks and uncertainties. Payment of the dividends and completion of the merger are subject to various factors, including, but not limited to, the availability of funds, approval of the merger by Windrose’s common shareholders and satisfaction of the other closing conditions. Health Care REIT and Windrose assume no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release dated December 11, 2006
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.

	By:	/s/ GEORGE L. CHAPMAN

George L. Chapman Its: Chairman of the Board and Chief Executive Officer

Dated: December 12, 2006